                                                                     Exhibit 3.3

                               CONFORMED BY-LAWS

                                       OF

                            ARCH MINERAL CORPORATION
                     with amendments through July 10, 1996


                                    -ooOoo-


                                    Offices
                                    -------


     SECTION 1.  Registered Office.  The registered office of the Corporation in
                 -----------------
the State of Delaware shall be 32 Loockerman Square, Suite L-100, City of Dover, County of New Castle. The name of the registered agent in charge thereof is The Prentice-Hall Corporation Service, Inc.

     SECTION 2.  Other Offices.  The Corporation may also have offices at other
                 -------------
places within or without the State of Delaware.

                                   ARTICLE II

                            Meetings of Stockholders
                            ------------------------

     SECTION 1.  Annual Meetings.  The annual meeting of the stockholders for
                 ---------------
the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the first Tuesday of April if not a legal holiday, and if a legal holiday then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

     SECTION 2.  Special Meeting.  A special meeting of the stockholders for any
                 ---------------
purpose or purposes may be called by any three (3) members of the Board or the
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President to be held at such place, date and hour as shall be designated in the notice thereof.

     SECTION 3.  Notice of Meetings.  Except as otherwise expressly required by
                 ------------------
law, notice of each meeting of the stockholders shall be given not less than 10 nor more than 50 days before the date of the meeting to each stockholder entitled to vote at such meeting by mailing such notice, postage prepaid, directed to such stockholder at his address as it appears on the records of the Corporation. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, except when the stockholder, being entitled to vote at such meeting, attends for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because such meeting is not lawfully called or convened. A written waiver of notice, signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice.

     SECTION 4.  List of Stockholders.  It shall be the duty of the Secretary or
                 --------------------
other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each

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stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the place within the city where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 5.  Quorum.   At each meeting of the stockholders, except as
                 ------
otherwise expressly required by law or by the Certificate of Incorporation, stockholders holding seventy-five percent (75%) of the shares of stock of the Corporation issued and outstanding, and entitled to be voted,at the meeting, shall be present in person or by proxy to constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat, or in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time until stockholders holding the amount of stock requisite for a
quorum shall be present in person or by proxy.   At any such adjourned meeting
at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 6.  Organization.  At each meeting of the stockholders,  one of
                 ------------
the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

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          (a) The Chief Executive Officer;

          (b) any other officer of the Corporation designated by the Board or the Executive Committee to act as chairman of such meeting and to preside thereat if the above-named officer shall be absent from such meeting; or

          (c) a stockholder of record of the Corporation who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

The Secretary, or, if he shall be presiding over the meeting in accordance with the provisions of this Section or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 7.  Order of Business.  The order of business of each meeting of
                 -----------------
the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

     SECTION 8.  Voting.  Each holder of Common Stock shall, at each meeting of
                 ------
the stockholders, be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation:

          (a) On the date fixed pursuant to the provisions of Section 5 of
     Article VIII of these By-laws as the record date for the determination of stockholders who

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     shall be entitled to receive notice of and to vote at such meeting, or

          (b) If no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given.

Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Any vote of stock of the Corporation may be given at any meeting of the stockholders by the stockholders entitled thereto in person or by proxy appointed by an instrument in writing delivered to the Secretary or an Assistant Secretary of the Corporation or the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At all meetings of the stockholders all matters unless the question is one upon which by express provision of the statutes or the certificate of incorporation, a different vote is required, shall be decided by the vote of not less than seventy-five percent (75%) of the stockholders entitled to vote, a quorum being present. Except as otherwise expressly required by law, the vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy; if there be such proxy, and shall state the number of shares voted.

                                      -5-
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     SECTION 9.  Action by Consent.  Any action required or permitted to be
                 -----------------
taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Not more than ten (10) days after the taking of such action, notice thereof shall be given to those stockholders, if any, who have not so consented in writing.

                                  ARTICLE III

                              Board of Directors
                              ------------------

     SECTION 1.  General Powers.  The business and affairs of the Corporation
                 --------------
shall be managed by the Board.

     SECTION 2.  Number and Term of Office.  The number of directors which
                 -------------------------
shall constitute the whole Board shall be six (6) who shall be elected at the annual meeting by the stockholders, and who shall hold office until the annual meeting next after their election and until such later date as their successors shall be elected and shall qualify.

     The Board of Directors shall from time to time be empowered to create the additional positions of Director Emeritus. A Director Emeritus shall be a non-voting advisor to the Board and shall perform such other duties as the Chairman of the Board or the Board may prescribe. A Director Emeritus shall serve at the pleasure of the Board.

     SECTION 3.  Election.  At each meeting of the stockholders for the
                 --------
election of
directors at which a quorum is present the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

      SECTION 4.  Resignation, Removal and Vacancies.  Any director may resign
                  ----------------------------------
at any time by giving written notice of his resignation to the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect when accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

     A director may be removed, either with or without cause, at any time by a vote of seventy-five percent (75%) of the stockholders.

     In case of any vacancy on the Board or any newly created directorship, a director to fill the vacancy or the newly created directorship for the unexpired portion of the term being filled shall be elected by (i) the vote of seventy-five percent (75%) of the stockholders of the Corporation, or (ii) by a vote of seventy-five percent (75%) of the remaining members of the Board.

     SECTION 5.  Meetings.
                 --------
     (A)  Annual Meetings.  The first meeting of each newly elected Board of
          ---------------
Directors shall be held at such time and place as may be fixed by the vote of the stockholders at the annual meeting. The Board shall meet for the purpose of organization and the transaction of other business.

     (B) Regular Meetings.  Regular meetings of the Board shall be held at such
         ----------------
times and places as the Board shall from time to time determine.

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     (C) Special Meetings.  Special meetings of the Board shall be held
         ----------------
whenever called by the President or three (3) directors. Any and all business may be transacted at a special meeting which may be transacted at a regular meeting of the Board.

     (D) Place of Meeting.  The Board may hold its meetings at such place or
         ----------------
places within or without the State of Delaware as the Board may from time to time by resolution determine or as shall be designated in the respective notice or waivers of notice thereof.

     (E) Notice of Meetings.  Notice of the regular meetings of the Board or
         ------------------
of any adjourned meeting need not be given.

      Notice of special meetings of the Board, or of any meeting of any committee of the Board, shall be mailed by the Secretary to each director, or member of such committee, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him by telegraph, cable or other form of recorded communications or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. Such notice shall include the time and place of such meeting. Notice of any such meeting need not be given to any director or member of any committee, however, if waived by him in writing or by telegraph, cable or other form of recorded communications, whether before or after such meeting shall be held, or if he shall be present at such meeting.

      (F) Quorum and Manner of Acting.  Not less than seventy-five percent
          ---------------------------
(75%) of the directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present. No action shall be taken by the Board except with the approval of not less than seventy-five percent (75%) members of the Board, provided, however, that in the case of any vacancy on the Board or any newly created directorship, a director may be elected to fill the vacancy or the newly created directorship for the unexpired portion of the term being filled by the vote of seventy-five percent (75%) of the remaining members of the Board pursuant to
Article III, Section 4, of these By-laws.

     (G) Action by Communications Equipment.  The directors, or the members of
         ----------------------------------
any committee of the Board, may participate in a meeting of the Board, or of such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

     (H) Action by Consent.  Any action required or permitted to be taken at
         -----------------
any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committees as the case may be, consent thereto in writing, and such writing is filed with the minutes of the proceedings of the Board or committee.

     (I) Organization.  At each meeting of the Board, one of the following
         ------------
shall act as chairman of the meeting and preside thereat, in the following order of precedence; (a) the President; or (b) any director chosen by a majority of the directors present thereat. The Secretary or, in his absence, any person (who shall be an Assistant

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Secretary, if an Assistant Secretary shall be present thereat) whom the chairman shall appoint shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 6.  Compensation.  The Board may provide that the Corporation shall
                 ------------
reimburse each director or member of a committee for any expenses incurred by him on account of his attendance at any meeting, but directors shall not be entitled to any other compensation for their service as such. Nothing contained in this Section shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                                  Committees
                                  ----------

      SECTION 1.  Executive Committee.
                  -------------------

      (A)  Designation and Membership.  The Board may, by resolution passed by
           --------------------------
not less than seventy-five percent (75%) of the members of the whole Board, designate an Executive Committee consisting of such number of directors as the Board shall appoint. Vacancies may be filled by the Board at any time and any appointed member of the Executive Committee shall be subject to removal, with or without cause, at any time by the Board.

      (B)  Functions and Powers. The Executive Committee, to the extent provided
           --------------------
in the resolution, shall possess and may exercise, during the intervals between meetings of the Board, the powers of the Board in the management of the business and affairs of the Corporation; provided, however, that the Executive Committee shall not have the power of authority to approve amendments to the Certificate of Incorporation

                                      -10-
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of the Corporation, adopt agreements of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all the property and assets of the Corporation, recommend to the stockholders the dissolution of the Corporation or the revocation of a dissolution or amend these By-laws. At each meeting of the Board the Executive Committee shall make a report of all action taken by it since its last report to the Board.

      (C)  Meetings and Quorum.  The Executive Committee shall meet as often as
           -------------------
may be deemed necessary and expedient at such times and places as shall be determined by the Executive Committee. Any action taken by the Executive Committee must be taken by the unanimous action of all members thereof. The Executive Committee may appoint any member of the Executive Committee to preside at its meetings.

      SECTION 2.  Other Committees.  The Board may, by resolution passed by not
                  ----------------
less than seventy-five percent (75%) of the members of the whole Board, designate other committees, each committee to consist of two (2) or more Directors, and to have such duties and functions as shall be provided in such resolution.

                                   ARTICLE V


                                   Officers
                                   --------

      SECTION 1.  Election and Appointment and Term of Office.  The officers of
                  -------------------------------------------
the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents (the number thereof to be determined from time to time by the Board), a Treasurer, a Secretary and a Controller. Each such officer shall be elected by

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the Board at its annual meeting and shall hold office until the next annual meeting of the Board and until his successor is elected or until his earlier death or resignation or removal in the manner hereinafter provided.

     The Board of Directors shall designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation.

     The Board may elect or appoint such other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries) as it deems necessary who shall have such authority and shall perform such duties as the Board may prescribe.

     If additional officers are elected or appointed during the year, each of them shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his successor is elected or appointed or until his earlier death or resignation or removal in the manner hereinafter provided.

     SECTION 2.  Resignation, Removal and Vacancies.  Any officer may resign at
                 ----------------------------------
any time by giving written notice to the Chief Executive Officer or the Secretary of the Corporation, and such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, then it shall take effect when accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

      All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board with or without cause.

     A vacancy in any office may be filled for the unexpired portion of the term in the

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

same manner as provided for election or appointment to such office.

     SECTION 3.  Duties and Functions.
                 --------------------

     (A)  Chairman of the Board.  The Chairman of the Board shall preside at all
          ---------------------
meetings of the stockholders and directors and shall perform such other duties as the Board of Directors may prescribe.

     (B)  President.   In the absence, refusal or incapacity of the Chairman of
          ---------
the Board, the President shall perform the duties of the Chairman of the Board, except those of presiding at meetings of directors.

     (C)  Chief Executive Officer.  Subject to the direction and control of the
          -----------------------
Board of Directors, the Chief Executive Officer shall have responsibility for the management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of the Chief Executive Officer, including the power to enter into commitments, execute and deliver contracts and do and perform all such other acts and things as are necessary and appropriate to accomplish the Corporation's business and operations and to manage the business and affairs of the Corporation. The Chief Executive Officer may assign such duties to other officers of the Corporation as he or she deems appropriate.

     (D)  Chief Operating Officer.  In the event the President is not designated
          -----------------------
as Chief Executive Officer pursuant to this Article V, the President shall be the Chief Operating Officer of the Corporation and shall have such powers and duties as the Board of Directors, or Chief Executive Officer, may prescribe.


     (E)  Vice Presidents.  The Vice Presidents shall have such powers and
          ---------------
perform

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

such duties as the Board of Directors or the Chief Executive Officer or the President may prescribe. One or more Vice Presidents may be given and shall use as part of his or her title such other designations, including, without limitation, the designations "Executive Vice President" and "Senior Vice President", as the Board of Directors may designate from time to time. In the absence, refusal or incapacity of the Chief Executive Officer and the President, the powers and duties of the President shall be vested in and performed by such Vice Presidents as have the designation "Executive Vice President", in the order of their seniority or as otherwise established by action of the Board of Directors from time to time, or by such other officer as the Board of Directors or the Chief Executive Officer shall have most recently designated for that purpose in a writing filed with the Secretary.

     (F)   Treasurer.  The Treasurer shall act under the direction of the Chief
           ---------
Executive Officer. Subject to the direction of the Chief Executive Officer, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation and the deposit thereof in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by the Treasurer pursuant hereto. The Treasurer shall be authorized at any time, and from time to time, by a writing countersigned by the Chief Executive Officer, to open bank accounts in the name of the Corporation in any bank or trust company for the deposit therein of any funds, drafts, checks or other orders for the payment of money to the Corporation; and the Treasurer shall be authorized at any time, and from time to time, by a writing countersigned by the Chief Executive Officer, to authorize and empower any

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representative or agent of the Corporation to draw upon or sign for the
Corporation either manually or by the use of facsimile signature, any and all checks, drafts or other orders for the payment of money against such bank accounts which any such bank or trust company may pay without further inquiry.

     (G)   Secretary. The Secretary shall act under the direction of the Chief
           ---------
Executive Officer. Subject to the direction of the Chief Executive Officer, the Secretary shall attend all meetings of the Board of Directors and the stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for committees designated by the Board of Directors when required. The Secretary shall give or cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary shall affix the seal of the Corporation to all deeds, contracts, bonds or other instruments requiring the corporate seal when the same shall have been signed on behalf of the Corporation by a duly authorized officer. The Secretary shall be the custodian of all contracts, deeds, documents and all other indicia of title to properties owned by the Corporation and of its other corporate records (except accounting records).

     (H)  Controller. The Controller shall act under the direction of the Chief
          ----------
Financial Officer of the Corporation, or, if none, the Chief Executive Officer. Subject to the direction of the Chief Financial Officer of the Corporation or, if none, the Chief Executive Officer, the Controller shall have charge of the accounting records of the Corporation, shall keep full and accurate accounts of all receipts and disbursements in books belonging to the Corporation, shall maintain adequate internal control of the

Corporation's accounts, and may perform such other duties as may be prescribed by the Chief Financial Officer of the Corporation or, if none, the Chief Executive Officer, and by the Board of Directors.

                                   ARTICLE VI

             Contracts, Checks, Notes, Drafts, Bank Accounts, Etc.
             ------------------------------------------------------

     SECTION 1.  Execution of Documents.  The Board shall designate the
                 ----------------------
officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, notes, drafts and other orders for the payment of money and other documents for and in the name of the Corporation.

     SECTION 2.  Deposits.  All funds of the Corporation not otherwise employed
                 --------
shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or any officer of the Corporation to whom power in that respect shall have been delegated by the Board shall determine.

                                  ARTICLE VII

                               Books and Records
                               -----------------
     The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board may from time to time determine.

                                  ARTICLE VIII

                 Shares and Their Transfer; Fixing Record Date
                 ---------------------------------------------

     SECTION 1.  Certificates for Stock.  Every owner of stock of the
                 ----------------------
Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, or in the name of the Corporation by, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of issue. In the event the Corporation is advised of any agreement or agreements among stockholders of the Corporation relating to restrictions on the transferability or voting rights of the Corporation's stock, no certificate for such restricted stock will be issued by the Corporation unless first imprinted with a legend referring to such agreement or agreements.

     SECTION 2.  Record.  A record shall be kept of the name of the person
                 ------
owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in the case of cancellation, the date of cancellation. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes.

     SECTION 3.  Transfer of Stock.  Transfers of shares of the stock of the
                 -----------------
Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on the surrender of the certificate or certificates for such shares properly endorsed.

     SECTION 4.  Lost, Stolen, Destroyed or Mutilated Certificates.  The holder
                 -------------------------------------------------
of any stock of the Corporation shall immediately notify the Corporation of any loss, theft or mutilation of the certificate therefor. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen, destroyed or mutilated, and the Board may, in its discretion, require the owner of the lost, stolen, mutilated or destroyed certificate or his legal representative to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties as the Board shall in its discretion determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, mutilation or destruction of any such certificate or the issuance of any such new certificate.

     SECTION 5.  Fixing Date for Determination of Stockholders of Record.  In
                 -------------------------------------------------------
order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other law action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any such other action.


                                  ARTICLE IX

                                     Seal
                                     ----

      The Board shall provide a corporate seal, which shall have inscribed thereon the name of the corporation, the word "seal" and the word "Delaware". The seal may be used by causing it or a facsimile to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE X

                                  Fiscal Year
                                  -----------

      The fiscal year of the Corporation shall end on the last day of December in each year.

                                  ARTICLE XI

                                Indemnification
                                ---------------

Every person who is or was a director, officer, employee or agent of the Corporation, or of any other corporation or entity which he serves or served as such at the request of the Corporation, may, in accordance with this Article XI but not if prohibited by law, be indemnified by the Corporation against reasonable expense and any liability paid or incurred by him in connection with or resulting from any claim, action, suit or proceeding (whether brought by or in the right of the Corporation or such other corporation or entity or otherwise), civil, criminal, administrative or investigative, in which he may be involved, as a party or otherwise, by reason of his being or having been a director, officer, employee or agent of the Corporation or such other corporation or entity, whether or not he continues to be such at the time such expense or liability shall have been paid or incurred, provided such person acted, in good faith, in what he reasonably believed to be the best interests of the Corporation, or such other corporation or entity, as the case may be, and in addition in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. As used in this Article XI, the term "expense" shall mean counsel fees and disbursements and all other expenses (except any liability) relating to any such claim, action, suit or proceeding, and the term "liability" shall mean amounts of judgments, fines or penalties against, and amounts paid in settlement by, a director, officer, employee or agent with respect to any such claim, action, suit or proceeding. Every person referred to in the first paragraph of this Article XI who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described in such first paragraph shall have a right of indemnification. Except as provided in the preceding sentence, any indemnification under such first paragraph may be made by the Board of Directors, in its discretion, but only if either (i) the Board of Directors, acting by a quorum consisting of directors who are not parties to (or who have been wholly successful with respect to) such claim, action, suit or proceedings, shall have found that the director, officer or employee has met the applicable standard of conduct set forth in such first paragraph or (ii) if there be no such disinterested quorum, independent legal counsel (who may be the regular outside counsel of the Corporation) shall have delivered to the Corporation written advice to the effect that in their judgment such applicable standard has been met.

     Anything herein to the contrary notwithstanding, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Any expense incurred with respect to any claim, action, suit or proceeding of the character described in the first paragraph of this Article XI may be advanced by the Corporation prior to the final disposition thereof upon receipt of an undertaking made by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not to be indemnified under this
Article XI.

     The rights of indemnification and advancement of expenses provided by or granted pursuant to this Article XI shall be in addition to any rights to which any such director, officer or employee may otherwise be entitled by contract or as a matter of law and, in the event of such person's death, such rights shall extend to his heirs and legal representatives unless otherwise provided when authorized or ratified.

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

                                  ARTICLE XII

                                  Amendments
                                  ----------

  These By-laws may be altered or repealed by the vote of (i) seventy-five percent (75%) of the members of the Board of Directors or (ii) the holders of not less than seventy-five percent (75%) of the outstanding stock of the Corporation entitled to vote in respect thereof, by their vote given at an annual meeting or at any special meeting.

                                   * * * * *



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